2021 Company Presentation I Company Presentation I January 2021 Bellerophon Therapeutics

2021 Company Presentation I 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of important factors, including risks and uncertainties relating to: INOpulse® not proving to be an effective treatment for COVID-19 or approved for marketing by the FDA, the timing and outcomes of our ongoing and expected clinical trials for our product candidates; our ability to successfully develop, commercialize and market any of our product candidates; our ability to obtain, maintain and enforce intellectual property rights; competition; our reliance on third parties; our ability to obtain necessary financing; and those risk factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and other periodic filings we make with the SEC. All forward-looking statements contained in this presentation reflect our current views with respect to future events. We assume no obligation, except as required by applicable law, to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Forward Looking Statements

Bellerophon Therapeutics (BLPH) Company Profile

Clinical-Stage Biotherapeutics Company

- Focused on developing inhaled nitric oxide (iNO) based therapies for management of serious cardiopulmonary and infectious diseases
- Portable, lightweight delivery system (INOpulse®) allows for chronic home use
- Simplified regulatory approval pathway via existing nitric oxide NDA
- Company spun-off from Ikaria

Novel Therapy Addressing Unmet Medical Needs

- Multiple late stage programs in respiratory diseases including fibrotic ILD, and pulmonary hypertension
- Novel targeted vasodilation provides potential for first approved therapy in multiple indications

Financial Summary

- Cash & Equivalents: $54.0 M[1]
- No Debt[1]
- Fully Diluted Shares Outstanding = 12.2 million

1. As of September 30, 2020

Bellerophon Therapeutics
2021 Company Presentation | 3

2021 Company Presentation I Jonathan Peacock Chairman 10 years experience as CFO at Amgen and Novartis Pharma Fabian Tenenbaum Chief Executive Officer 15 years of executive-level experience in finance, BD and operations Wassim Fares, M.D., MSc Chief Medical Officer 20 years experience in clinical research specializing in cardio-pulmonary diseases Peter Fernandes Chief Regulatory & Safety Officer 25 years experience in global regulatory affairs specializing in respiratory products Assaf Korner Chief Financial Officer 18 years of financial experience in medical device and life science companies Parag Shah, Ph.D. VP, Business Operations 15 years experience in pharmaceutical product development Amy Edmonds VP, Clinical Operations & Administration 20 years experience global clinical operations and training Martin Dekker VP, Device Engineering & Manufacturing 17 years experience in new product development and launch 4 Highly Experienced Leadership Team

2021 Company Presentation I PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA Key Milestones fILD Fibrotic Interstitial Lung Disease at risk of Pulmonary Hypertension Phase 2 Hemodynamic Trial Completed Positive results in Feb 2020 Phase 2 Chronic Trial Complete Positive Cohort 1 results in Jan 2019 Positive Cohort 2 results in Dec 2019 Phase 3 REBUILD Trial First patient enrolled in November 2020 PH-COPD/SARC Pulmonary Hypertension associated with COPD/SARC PH-SARC Phase 2 hemodynamic results expected 2021 PH-COPD Multiple Phase 2 studies completed Phase 2b trial design finalized COVID-19 COVID-19 & Infectious Lung Diseases COVID-19 180 patients treated via EAP Phase 3 COViNOX trial initiated in July 2020; trial halted based on interim analysis 5 Development Pipeline

2021 Company Presentation I Nitric Oxide Portable pulsatile iNO delivery system Novel drug-device combination therapy with multiple mechanisms of action Well-established vasodilator approved for acute treatment of persistent pulmonary hypertension in hospitals Proprietary algorithm ensures accurate dosing independent of patient’s breath rate and tidal volume Targeted pulmonary vasodilation Ventilation/Perfusion (V/Q) matching Improved oxygen saturation Antiviral potential Broad spectrum antiviral that plays a key role in viral replication Portable stand-alone system allows for out-patient treatment 6 INOpulse Delivery System Overview Portable Delivery System Allows Chronic iNO Therapy Wound Healing Promotor Antifungal Antiviral Antibacterial Immuno-modulator Vasodilator NO

INOpulse Delivery System

Lightweight, Portable and User Friendly

01 Easy engagement with drug cartridge

02 Intuitive and simple user interface

03 Tri-lumen cannula allows direct connection with oxygen

04 Lightweight portable design allows ease of transport



Power
Drug & Battery Indicators
Alarm
Cannula
Key & Connector
Oxygen
Sources

Bellerophon
THERAPEUTICS

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2021 Company Presentation I 8 INOpulse Provides a Unique and Differentiating Mechanism of Action Baseline Hypoxic pulmonary vasoconstriction prevents oxygen desaturation Systemic Vasodilators Systemic vasodilators can reverse hypoxic vasoconstriction leading to ventilation/perfusion (V/Q) mismatch and arterial O2 desaturation INOpulse Providing iNO early in the inspiratory phase allows for targeted vasodilation of only the well ventilated alveoli thereby preventing V/Q mismatch and O2 desaturation

2021 Company Presentation I 9 Fibrotic Interstitial Lung Disease (fILD) A Significant Unmet Medical Need Normal IPF • Fibrotic Interstitial Lung Disease (fILD) is a broad category of diffuse lung diseases characterized by variable amounts of inflammation and fibrosis • Idiopathic Pulmonary Fibrosis (IPF) is the largest and most serious of these diseases • Patients with fILD have thickening and scarring of the air sacs in the lungs, and often require supplemental oxygen to maintain adequate oxygen saturation

2021 Company Presentation I 10 Pulmonary Hypertension (PH) associated with fILD Significantly Reduces Survival Pulmonary Hypertension as Predictor of Survival in IPF • Approximately 40% of IPF patients exhibit symptoms of pulmonary hypertension at rest • Prognosis and survival are significantly worse for patients with pulmonary hypertension • PH-IPF associated with 3-fold increase in risk of death compared to IPF alone • No approved therapy for treating PH in these patients • INOpulse has the potential to provide targeted vasodilation while avoiding concerns of V/Q mismatch which have prevented current PAH systemic vasodilators to be approved for this unmet medical need Rivera-Lebron, Advances in Pulmonary Hypertension, 2013

2021 Company Presentation I Source: LEK report (2018) 11 fILD Market Opportunity in the US 0 500 1,000 1,500 2,000 2,500 3,000 2017 2022E IPF branded drug sales (2017) Millions of USD ~3,000 Estimated Penetration: ~24,000 in US Based on: LTOT penetration of 70-75% Physician adoption rate of 35-60% PH-fILD: ~84,000 in US Estimated patient population with PH at rest (35-40%) Represents intermediate/high risk of PH by echo fILD Patient Population: ~226,000 in US Patients would be eligible for INOpulse therapy regardless of verified PH ~44% are IPF (~100,000 in US) 2,100 KOL feedback supports high unmet medical need in fILD Pricing assessment supported by current IPF and PAH therapies priced at $100-200k/year $2B+ US Market Opportunity ~2,100

Phase 2: INOpulse Demonstrates Targeted Vasodilation in fILD

Acute Phase Data Showed Immediate Benefit of INOpulse on Vasodilation and Hemodynamics

- Significant correlation between ventilation and vasodilation, demonstrating selective vasodilation to better ventilated areas of the lung (p=0.009)
- Consistent and clinically meaningful reduction of 14% in systolic pulmonary arterial pressure (sPAP)
- Clinically meaningful improvement oxygen desaturation of 28.5% and SpO2 nadir of 5.5%

Targeted Vasodilation



20
18
16
14
12
10
8
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-20

Ventilation/Vasodilation Matching



χ²-anova (p=0.009 ; Ω²=0.29)
patient 1
patient 2
patient 3
patient 4
Lobar vasodilation [%total]
0
10
20
30
40
50
60
10
15
20
25
30
Lobar ventilation [%total]

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Phase 2: INOpulse Demonstrates Acute Hemodynamic Benefit in fILD

Clinically and statistically meaningful cardiopulmonary improvement on iNO30 w/ cont. benefit on dose escalation

Pulmonary hemodynamics measured via right heart catheterization at baseline and following each sequential iNO dose



Pulmonary Vascular Resistance (PVR)
iNO30
iNO45
iNO75
Change from Baseline (dyne × sec/cm5)
0.0
-25.0
-50.0
-75.0
-100.0
-125.0
-150.0
-175.0
p<0.01
p<0.01
p<0.01
p=0.01
Baseline PVR: 583 dyne×sec/cm5
Average reduction of 125 dyne×sec/cm5



mean Pulmonary Arterial Pressure (mPAP)
iNO30
iNO45
iNO75
Change from Baseline (mmHg)
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
p=0.02
p=0.03
p=0.01
Baseline mPAP: 34.7 mmHg
Average reduction of 4 mmHg

- p-value based on Wilcoxon Rank Test
- Bar graphs are median values at each assessment for all available study participants
- Oxygen saturation remained stable and iNO was well-tolerated with no safety concerns across doses
- Data based on 9 fILD study participants

Bellerophon THERAPEUTICS
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Continuous Physical Activity Monitoring (Actigraphy) Allows Objective Assessment of Daily Physical Activity

Continuous Monitoring of Physical Activity



Study participant wears actigraphy monitor on non-dominant arm

Monitor continuously measures movement in acceleration units

Movement is Categorized into Activity Intensity Levels

Activity Intensity	Example activities
Sedentary (<100 counts/min) (< 1.5 METs)	• Lying • Sitting • Computer work
Light (100 -1951 counts/min) (1.6 - 3.0 METs)	• Getting dressed • Bathing/showering • Light house cleaning
Moderate (1952-5724 counts/min) (3.1 - 6.0 METs)	• Walking • Ascending/descending stairs • Housework/yardwork
Vigorous (>5724 counts/min) (> 6.0 METs)	• Slow/fast running • Intense sport

Provides Profile of Daily Activity


MODERATE
SEDENTARY
LIGHT

Study participants spend 74 minutes per day in moderate physical activity

Study participants are unable to achieve vigorous activity levels

MVPA is the sum of moderate and vigorous activity

Bellerophon THERAPEUTICS
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2021 Company Presentation I 15 Phase 2 Results Suggest Clinically Meaningful Benefit in MVPA (moderate to vigorous physical activity) • Study participants on INOpulse (iNO30 and iNO45) maintain activity levels while study participants on placebo deteriorate across activity parameters • Study participants on iNO45 maintain PRO scores (UCSD & SGRQ) while study participants on placebo deteriorate consistent with changes in activity levels • Physical activity levels maintained during open label extension with study participants transitioning from placebo to active demonstrating reversal from decline to maintenance • INOpulse targeted delivery maintains oxygen saturation during exercise • INOpulse was generally well-tolerated with no serious adverse events Phase 2 was designed as an exploratory study to identify optimal endpoints to progress into pivotal Phase 3 trial. Key findings include:

2021 Company Presentation I 16 Cohort 1 (n=41) iNO 30 n=23 Placebo n=18 Age – years (mean, SD) 68.6 (6.45) 65.8 (13.73) Male (n, %) 16 (69.6%) 13 (72.2%) Intermediate to High Probability of PH (n, %) 15 (65.2%) 14 (77.8%) Baseline DLCO – % predicted (mean, SD) 30.7 (11.4) 30.4 (10.2) Baseline FVC – % predicted (mean, SD) 56.3 (10.2) 59.9 (18.4) Cohort 2 (n=44) iNO 45 n=30 Placebo n=14 68.9 (9.95) 71.4 (5.14) 15 (50.0%) 10 (71.4%) 18 (60.0%) 9 (64.3%) 35.7 (14.2) 35.3 (7.9) 59.7 (15.9) 60.5 (15.1) Phase 2 Patient Demographics

2021 Company Presentation I 17 Analysis based on MMRM model to estimate therapeutic benefit through treatment period based on all available data as planned for pivotal Phase 3 study 20% benefit after 4 months of treatment p=0.02 Overall ActivityMVPA 7% benefit after 4 months of treatment Longitudinal Analysis Benefit on iNO in MVPA and Overall Activity • MMRM model based on change from Week 1 or Month 1; no baseline covariate • Data log-transformed for normality • Month 2 data based on pooled placebo and weeks 4-8 • Month 4 data based on months 2-4

2021 Company Presentation I 18 Study participants on INOpulse maintain activity levels while study participants on placebo deteriorate Study participants on INOpulse demonstrate 7.5 min/day (~10%) benefit over placebo after 2 months of treatment p=0.02 MVPA Month 4MVPA Month 2 Benefit increases to 14 min/day (~20%) after 4 months of treatment Benefit Observed in MVPA at Month 4 on iNO45 • p-value based on t-test on available data (exploratory endpoint; post-hoc analysis not adjusted for multiplicity) • Data points and error bars = mean and standard error • Month 2 analysis based on change from Week 1 to Week 8 and pooled placebo • Month 4 analysis based on change from Month 1 to Month 4 p=0.02

2021 Company Presentation I 19 Continued Benefit for Study Participants on Open Label Extension (OLE) Study participants transitioning from placebo to active demonstrate trend reversal from deterioration to maintenance • MVPA = moderate to vigorous physical activity • Change is based on Cohort 1 study participants with available data during blinded treatment and open label treatment (average 27 weeks of OLE) on all active doses Overall ActivityMVPA

2021 Company Presentation I 20 • Placebo corrected improvement of 4 points • Measures shortness of breath while study participants perform daily physical activity Increased score indicative of worsening UCSD SOBQ iNO45: UCSD Shortness of Breath Questionnaire (SOBQ) Indicates Benefit in Dyspnea • Data points and error bars = LS Mean and Standard Error • Longitudinal MMRM model includes baseline as covariate

2021 Company Presentation I 21 • Placebo corrected improvement of 6 points • Measures psychological and social impact of the disease • Placebo corrected improvement of 6 points • Measures disturbances to study participants’ daily physical activity • Placebo corrected improvement of 4 points • Measures health status and quality of life Increased score indicative of worsening SGRQ Total SGRQ Activity SGRQ Impacts iNO45: St. George’s Respiratory Questionnaire (SGRQ) Indicates QOL Benefit in Multiple Measures • Data points and error bars = LS Mean and Standard Error • Longitudinal MMRM model includes baseline as covariate

2021 Company Presentation I 22 Phase 2 Safety Summary INOpulse was well-tolerated in Cohort 1 and Cohort 2 Cohort 1 (8 weeks) iNO 30 n=23 Placebo n=18 Study participants with Adverse Events 19 (82.6%) 15 (83.3%) Study participants with Serious Adverse Events 2 (8.7%) 2 (11.1%) Total Serious Adverse Events Reported 3 (0.13/study participant) 4 (0.22/study participant) Deaths 1 (4.3%) 0 • Incidence of SAEs was low in both active and placebo groups and all reported as unrelated to study drug • AEs were balanced and generally non-serious with no observable trends Cohort 2 (16 weeks) iNO 45 n=30 Placebo n=14 26 (86.7%) 9 (64.3%) 3 (10.0%) 3 (21.4%) 4 (0.14/study participant) 7 (0.5/study participant) 0 0

Phase 2 Results Allow Immediate Transition into Pivotal Phase 3 Trial

FDA agreement on pivotal Phase 3 REBUILD study with MVPA as primary endpoint

Double-blind placebo-controlled study will assess study participants with fibrotic interstitial lung disease at risk of associated pulmonary hypertension

- Phase 2 Complete: Cohorts 1 and 2 suggest improvement in MVPA supported by other activity parameters and patient reported outcomes (Cohort 2)
- Phase 3: Pivotal REBUILD initiated with first patient enrolled in November 2020



PHASE 2
Cohort 1: n=41
iNO30 vs placebo (1:1)
2-month blinded treatment
Complete
Cohort 1 study participants continue on open label extension
Cohort 2: n=44
iNO45 vs placebo (2:1)
4-month blinded treatment
Complete
Cohort 2 study participants continue on open label extension
PHASE 3
REBUILD Trial: n=300
iNO45 vs placebo (1:1)
4-month blinded treatment
Pivotal Phase 3 Trial

Bellerophon THERAPEUTICS
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2021 Company Presentation I An Orphan Unmet Medical Need Pulmonary Hypertension associated with Sarcoidosis (PH-Sarc) 24 Patients with associated PH have significantly reduced survival 1-year survival 3-year survival 5-year survival PH-Sarc 84% 74% 59% Sarc 100% 96% 96% Sarcoidosis is characterized by the growth of inflammatory cells (granulomas) most commonly in the lungs or lymphatic tissues Prevalence of sarcoidosis is estimated at 200,000 in the US with up to 30% with associated pulmonary hypertension Chest x-ray & CT of patient with PH-Sarc

2021 Company Presentation I 25 INOpulse MoA has the Potential to Provide Benefit to PH-Sarc Patients Inhaled nitric oxide has been shown to improve hemodynamics and exercise capacity in PH-Sarc Preston et al., Chest, 2001 Chronic Benefit on Exercise Capacity Acute Hemodynamic Benefit on iNO Parameter % Change mPAP -18 ± 4 PVR -31 ± 5 CO 12 ± 4 Systemic vasodilators exacerbate hypoxic vasoconstriction and cause hypoxemia No approved therapy for treating PH in these patients Phase 2 study designed to verify hemodynamic effect of INOpulse in PH-Sarc • Acute dose escalation study with right heart catheterization • Primary endpoint: change in mean PAP, PCWP, cardiac output and PVR • Study results expected in 2021

2021 Company Presentation I Andersen KH et al. Prevalence, Predictors and Survival in Pulmonary Hypertension Related to End-stage Chronic Obstructive Pulmonary Disease. Journal of Heart and Lung Transplantation 2012; 31: 373-380. 26 • Typically associated with smoking or exposure to other pollutants • Obstruction of the bronchioles and alveoli reduces the ability to get oxygen and ultimately leads to hypoxemia • Hypoxemia and inflammation contribute to development pulmonary hypertension mPAP < 25 mmHg mPAP ≥ 25 mmHg Survival years 5 Year Survival mPAP < 25 mmHg: 63% mPAP ≥ 25 mmHg: 37% Pulmonary Hypertension associated with Chronic Obstructive Pulmonary Disease (PH-COPD) Represents Large Unmet Medical Need COPD is a group of lung diseases characterized by progressive airflow obstruction and chronic airway inflammation Pulmonary hypertension predicts survival in COPD No approved therapy for treating PH in these patients

2021 Company Presentation I Haijan et al., Int J of COPD, 2016 27 p<0.05* p<0.05* p<0.05* Change in 6MWD sPAP *Statistically significant compared to baseline Study participants completing 4 weeks on iNO 30 demonstrated: • Statistically significant increase in 6MWD at 2 weeks and 4 weeks (+50.7m) • Statistically and clinically significant decrease in sPAP at 4 weeks (-12.0 mmHg; 19.9% reduction) • sPAP increased to near baseline upon stopping treatment with iNO INOpulse targets delivery to well ventilated pulmonary vessels Chronic treatment with INOpulse provides statistically significant improvement in 6MWD and hemodynamics INOpulse Provides Targeted Delivery and Improves Hemodynamics and Exercise Capacity in PH-COPD Patients

2021 Company Presentation I 28 INOpulse for the Treatment of COVID-19 FDA granted emergency expanded access for pulsatile inhaled nitric oxide for treating COVID-19 • 180 patients treated at 18 hospitals across the US under emergency expanded access • Preliminary data demonstrated recovery rate of 73.0% and mortality rate of 6.3% at day 14 from treatment initiation • INOpulse was well-tolerated with no safety concerns related to the therapy COViNOX: Phase 3 randomized, placebo-controlled study initiated in July 2020 Independent data monitoring committee has completed pre-specified interim analysis based on first 100 patients • Interim Analysis: Study halted based on assessment of a single endpoint of respiratory failure or mortality; low event rate (10 total events) resulted in limited sample size for analysis • Next Steps: Completion of study procedures for remaining subjects and evaluation of full data set for all randomized subjects (close to 200); full data set includes multiple additional clinically important endpoints (e.g. change in clinical status, duration of hospitalization, etc.)

2021 Company Presentation I 29 INOpulse Intellectual Property Protection Orphan Drug designation for IPF provides exclusivity for 7 years (US) and up to 10 years (EU) Patent Status Expiration Description Method of NO administration US/EU: Issued Other Territories: Issued/Pending Jan 2027 Covers consistent delivery of prescribed dose independent of respiratory rate Breath Skipping & Pulse Volume Variation US: Issued Sept 2025 Covers skipping breaths or modifying pulse volume to ensure consistent dose independent of respiratory rate Method of Administering High Concentration NO US/EU: Pending Other Territories: Pending Mar 2033 Limits delivery rate of high concentration iNO to prevent safety concerns Optimized Pulse Shape US: Pending Oct 2035 Covers key parameters of pulse shape INOpulse Design US: Issued Apr 2028 Covers design of the INOpulse device Tip Purge US: Issued EU/Other Territories: Pending Apr 2033 Covers the use tip purge to ensure purity of iNO within the cannula Triple-Lumen Cannula US/ EU: Issued Other Territories: Pending Dec 2033 Covers accurate dose delivery and reduced NO2 formation Index valve US/EU: Issued Other Territories: Issued/Pending May 2029 Ensures other cartridges cannot be used with INOpulse Multiple provisional patent applications filed from 2017-2019 that can extend patent coverage into 2039

2021 Company Presentation I 1. As of September 30, 2020 30 Financial Summary Amount (in millions) Cash and Cash Equivalents $54.0 (1) Restricted Cash $0.4(1) Debt $0(1) Fully Diluted Shares Outstanding 12.2

Investment Highlights

Established iNO Therapeutic Benefit

- Approved for acute treatment of persistent pulmonary hypertension in neonates
- Positive results from multiple Phase 2 studies support INOpulse MoA and benefit

Advanced Clinical Stage Product

INOpulse technology focused on several large unmet orphan indications

fILD	PH-SARC / PH-COPD	COVID-19 / Infectious Lung Diseases
Successful Phase 2 Proof of Concept studies in fILD	PH-Sarc: Phase 2 results expected in 2021	180 patients treated with INOpulse under expanded access
Positive Phase 2 results for Cohorts 1 and 2	PH-COPD: Successful Phase 2 study completed	FDA cleared Phase 3 placebo-controlled registrational study
Pivotal Phase 3 REBUILD study initiated in 4Q 2020 with FDA agreement on primary endpoint	PH-COPD: Phase 2b study design finalized in agreement w/ FDA	Phase 3 COViNOX study initiated in July 2020; trial halted based on interim analysis

Proprietary INOpulse Technology

Strong IP protection on core programs through 2033 and ability to extend coverage into 2039

Bellerophon THERAPEUTICS

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2021 Company Presentation I Investor Contacts Fabian Tenenbaum Chief Executive Officer BTInvestorRelations@bellerophon.com Brian Ritchie LifeSci Advisors britchie@lifesciadvisors.com 212-915-2578